UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022 (February 4, 2022)

UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the Board) of Union Pacific Corporation (the Company), acting upon the recommendation of the Corporate Governance and Nominating Committee, elected Teresa M. Finley, age 60, to serve on the Board as a director of the Company, effective February 4, 2022.  Ms. Finley most recently served as a Senior Advisor for Boston Consulting Group from 2019 through 2021 after retiring as Chief Marketing & Business Services Officer (CMBSO) for United Parcel Service, Inc. (UPS), a global transportation and logistics provider.  She served as CMBSO at UPS from 2015 until her retirement in 2017.  While at UPS she also served as Treasurer and Vice President in 2014 and Corporate Controller from 2010 through 2013 and Chief Financial Officer for UPS International from 2007 through 2010.

Ms. Finley also serves on the board of directors for TriMas Corporation, and privately held Pilot Freight Services and Assurance America Corporation.  All Company directors serve concurrently on the Board of Directors of the Company’s principal operating subsidiary, Union Pacific Railroad Company (the Railroad).

The Board affirmatively determined that Ms. Finley has no material relationship with the Company or any of its consolidated subsidiaries, including the Railroad, (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the applicable listing standards of the New York Stock Exchange and the director independence standards adopted by the Board. Ms. Finley does not have a direct or indirect material interest in any related person transaction as defined under the Securities and Exchange Commission’s rules and the Company’s Related Party Policy.

The Company issued a press release regarding the election of Ms. Finley, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Union Pacific Corporation, dated February 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2022

UNION PACIFIC CORPORATION

By:	/s/ Craig V. Richardson
Craig V. Richardson
Executive Vice President, Chief Legal Officer and Corporate Secretary